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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 27, 2000


                                 MAIL.COM, INC.
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                          (Exact name of registrant as specified in its charter)

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
               DELAWARE                               000-26371                             13-3787073
    (State or other jurisdiction of           (Commission File Number)                   (I.R.S. Employer
            incorporation)                                                             Identification No.)

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                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)



Registrant's telephone number, including area code                (212) 425-4200



                                       N/A
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           Former Name or Former Address, if Changed Since Last Report



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ITEM 5.  OTHER EVENTS

     On October 26, 2000, Mail.com, Inc. ("Mail.com") announced that it has retained SG Cowen to sell its advertising network business and that it will focus exclusively on its established outsourced messaging business. Mail.com currently provides two primary categories of services other than the services provided by its World.com subsidiary. Its outsourced messaging business services include a comprehensive suite of outsourced messaging services to enterprises, carriers, ISPs and Web sites. Its advertising network services include highly targeted e-mail-based advertising and permission marketing solutions to publishers and marketers.

     In a separate press release, Mail.com also announced several senior management promotions. Thomas Murawski, Chief Executive Officer of Mail.com's outsourced messaging business, was named Chief Executive Officer of Mail.com. Gerald Gorman, current Chairman of the Board and Chief Executive Officer and co-founder of Mail.com, will continue as Chairman with a full time focus on strategic and financial initiatives. Brad Schrader, President of Mail.com's outsourced messaging business, was named President of Mail.com. Current Mail.com President Lon Otremba has been appointed Vice-Chairman of the Board of Directors.

     In connection with its third quarter earnings release, Mail.com announced that as a result of its decision to focus on its outsourced messaging business and its drive to profitability, it is streamlining the organization, taking advantage of lower cost areas and further integrating its technology and operational infrastructures. Mail.com expects that this will result in restructuring and rationalization charges of $8-10 million. It expects that the majority of these charges will be taken in the fourth quarter of 2000 and the remainder will be taken in the first quarter of 2001.

     This report may contain statements of a forward-looking nature relating to the future events or the future financial results of Mail.com. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from those indicated from such forward-looking statements. These include: historic and continuing losses; the need to raise additional capital in the future; significant leverage; potential obstacles in the development of the market for Internet messaging and collaboration services outsourcing, such as concerns about security and reliability, the ability to attract additional customers or to expand services sold to existing customers; significant competition; computer system failure and interruption of service; the risks of international operations, including regulatory uncertainties; the risks inherent in an acquisition strategy; and the ability to sell Mail.com's advertising network business upon favorable terms or at all. These and other risks and uncertainties are described in more detail in Mail.com's most recent prospectus filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         None

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 27, 2000


                                    MAIL.COM, INC.



                                    By:/s/ Debra McClister
                                       --------------------------
                                       Debra McClister, Executive Vice
                                       President and Chief Financial
                                       Officer